UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2015 (December 3, 2015)

HCA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 3, 2015, HCA Inc. (the “Issuer”), a wholly owned subsidiary of HCA Holdings, Inc. (the “Parent Guarantor”), and the Parent Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, for the issuance and sale by the Issuer of $500,000,000 aggregate principal amount of its 5.875% Senior Notes due 2026 (the “Notes”), guaranteed on a senior unsecured basis by the Parent Guarantor, pursuant to the Issuer and the Parent Guarantor’s shelf registration statement on Form S-3, filed on January 13, 2015 (File No. 333-201463) (the “Registration Statement”), as supplemented by the prospectus supplement dated December 3, 2015, previously filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Issuance of $500,000,000 aggregate principal amount of senior notes

Overview

On December 8, 2015, the Issuer completed the public offering of the Notes. The Notes have been registered under the Securities Act pursuant to the Registration Statement, as supplemented by the prospectus supplement dated December 3, 2015, previously filed with the Commission under the Securities Act. The Notes represent a further issuance of the Issuer’s 5.875% Senior Notes due 2026, of which $1,000,000,000 aggregate principal amount was issued on November 13, 2015 (the “Existing Notes”).

On December 8, 2015, the Notes were issued pursuant to an Indenture, dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Law Debenture Trust Company of New York, as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by the Supplemental Indenture No. 13, dated as of November 13, 2015, and the Supplemental Indenture No. 14, dated as of December 8, 2015, each among the Issuer, the Parent Guarantor, the Trustee and the Registrar, relating to the Notes (together with the Base Indenture, the “Indenture”). The Notes have identical terms with the Existing Notes, other than their issue date and public offering price. The Notes and the Existing Notes will be treated as a single series for all purposes under the Indenture, including notices, consents, waivers, amendments, redemptions and any other action permitted under the Indenture. The Notes have the same CUSIP and ISIN numbers as, and will vote together and are fungible with, the Existing Notes immediately upon issuance.

Net proceeds from the offering of the Notes, after deducting underwriter discounts and commissions and estimated offering expenses, are estimated to be approximately $495 million. The Issuer intends to use the net proceeds from the offering of the Notes for general corporate purposes.

The following is a brief description of the terms of the Notes and the Indenture.

Maturity and Interest Payment Dates

The Notes will mature on February 15, 2026. Interest on the Notes will be payable semi-annually on February 15 and August 15 of each year, commencing on August 15, 2016, to holders of record on the preceding February 1 and August 1, as the case may be. Interest will accrue on the Notes from November 13, 2015, the date of the original issuance of the Existing Notes.

Ranking

The Notes are the Issuer’s senior unsecured obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its subsidiaries.

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor.

Covenants

The Indenture contains covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Optional Redemption

The Indenture permits the Issuer to redeem some or all of the Notes at any time at the redemption prices set forth in the Indenture.

Change of Control

Upon the occurrence of a change of control, as defined in the Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing descriptions of the Notes and the Indenture (including the form of the Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 3, 2015, among HCA Inc., HCA Holdings, Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the other several underwriters named therein

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to HCA Holdings, Inc.’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 13, dated as of November 13, 2015, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.2 to the Registrant’s Form 8-K filed November 13, 2015 and incorporated herein by reference)

4.3	Form of Global Note representing the Notes (included in Exhibit 4.2)

4.4	Supplemental Indenture No. 14, dated as of December 8, 2015, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)

By:	/s/ David G. Anderson
David G. Anderson
Senior Vice President – Finance

Date: December 8, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 3, 2015, among HCA Inc., HCA Holdings, Inc. and Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the other several underwriters named therein

4.1	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to HCA Holdings, Inc.’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.2	Supplemental Indenture No. 13, dated as of November 13, 2015, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.2 to the Registrant’s Form 8-K filed November 13, 2015 and incorporated herein by reference)

4.3	Form of Global Note representing the Notes (included in Exhibit 4.2)

4.4	Supplemental Indenture No. 14, dated as of December 8, 2015, among HCA Inc., HCA Holdings, Inc., Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)